UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2007
First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York	0-14140	22-2655804

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
677 Broadway, Albany, New York 12207
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (518) 447-8500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year
     On September 18, 2007, the Board of Directors of First Albany Companies Inc. (the “Company”) approved an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”).
     The Amendment amended Section 1.01 of the Bylaws to eliminate the requirement that the annual meeting of the Company’s shareholders be held in the City of Albany, New York. The Amendment provides that the date, time, and location of the annual meeting of the Company’s shareholders will be fixed by the Company’s Board of Directors.
     The Amendment to the Company’s Bylaws is effective as of September 18, 2007. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On September 24, 2007, one or more officers and directors of the Company will hold a conference call discussing the slide presentation attached hereto as Exhibit 99.2 and incorporated by reference herein.
     The slide presentation contains forward-looking statements about the Company and its business. These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.
     The information in Item 7.01 of this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Current Report on Form 8-K, including the Exhibits attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.
Item 8.01 Other Events
     On September 24, 2007, the Company issued a press release announcing that it has completed the previously announced private placement with MatlinPatterson FA Acquisition LLC. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of First Albany Companies Inc.
99.1	Press Release of First Albany Companies Inc. dated September 24, 2007.
99.2	Presentation dated September 24, 2007 (this presentation shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act or the Exchange Act).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ALBANY COMPANIES INC.

By: /s/ C. Brian Coad Name: C. Brian Coad Title: Chief Financial Officer
Date: September 24, 2007